UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

SPHERION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 308-7600

ITEM 9. REGULATION FD DISCLOSURE

     In accordance with Securities and Exchange Commission Release No’s. 33-8176 and 33-8216, the information in this Current Report on Form 8-K is furnished pursuant to Item 9 and Item 12. On April 29, 2003, Spherion Corporation issued a press release announcing its results of operations for the fiscal quarter ended March 28, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION

Date: April 29, 2003	By: /s/ Roy Krause

Executive Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Document

99.1	Press Release dated April 29, 2003

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